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                                                                   EXHIBIT 10.18

 *Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.

             (EOTT ENERGY OPERATING LIMITED PARTNERSHIP LETTERHEAD)

                                  June 26, 2002

Mr. James B. Urban, Vice-President
Koch Supply & Trading, L.P.
4111 E. 37th Street North
Wichita, Kansas 67220

Attention:          Mr. James B. Urban
                    Vice President

Re: Crude Oil Supply and Terminalling Agreement ("Agreement") dated December 1, 1998 by and between EOTT Energy Operating Limited Partnership ("EOTT") and Koch Petroleum Group, L.P., now Koch Supply & Trading, L.P. ("KST"), EOTT Contract No. 37562

Gentlemen:

Section 2.1(d) of the referenced Agreement provides for a yearly adjustment of the Supply Volumes

[*]

If this letter accurately sets forth KST's understanding of our agreement, please evidence your agreement by signing on behalf of KST in the space provided on both counterparts of this letter, then return one fully executed counterpart to EOTT by fax (713-993-5813) for its files as soon as possible.

Please contact me at (713) 993-5332 if you have any questions.

                                                          Very truly yours

                                                          /s/ Robert Sanford/mms
                                                          ----------------------
                                                          Robert Sanford
                                                          General Manager

Agreed to and accepted this ____day of _____________, 2002

By:       Koch Supply & Trading, L.P.

          By: KS&T/GP, LLC, its General Partner

          By:_______________________________
          Name:_____________________________
          Title:____________________________